UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

February 20, 2008
Date of Report (Date of earliest event reported)

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
162 Fifth Avenue, Suite 900 New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

212-994-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 20, 2008, Antigenics Inc. announced the publication of results from a Phase 3 study of Oncophage (vitespen) cancer vaccine as an investigational treatment for metastatic melanoma in the February 20, 2008 issue of the Journal of Clinical Oncology. The published data showed that patients receiving at least 10 injections of Oncophage had improved median survival compared with physician’s choice.

The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Press Release dated February 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date:	February 20, 2008	By:	/s/ Garo H. Armen
Garo H. Armen, Ph.D.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 20, 2008